SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 22, 1996


                           NEXTEL COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)



            DELAWARE                 0-19656                      36-3939651
State or other jurisdiction of   (Commission File            (I.R.S. Employer
         incorporation)              Number)                Identification No.)


   1505 FARM CREDIT DRIVE, SUITE 100, McLEAN, VIRGINIA                22102
         (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:      (703) 394-3000




          (Former name or former address, if changed since last report)

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Item 5. Other  Events.  Attached  hereto as Exhibit  99.1 is an Amendment  to
                        Registration  Agreement  which  amends that certain
                        Registration Agreement dated as of August 23, 1996 filed as Exhibit 4.33 to the registrant's Form S-3 Registration Statement (File No. 333-11733).

Item 7.   Financial Statements and Exhibits.

         (a)  Financial Statements of businesses acquired.
                     Not applicable.

         (b)  Pro forma financial information.
                     Not applicable.

         (c)  Exhibits.

               The following exhibit is filed herewith:

                  Exhibit No.      Description

                  Exhibit 99.1 Amendment to Registration Agreement dated as of November 22, 1996 by and among Nextel Communications, Inc., Grupo Communicaciones San Luis. S.A. de C.V. and each of the persons listed in Schedule 1 thereto.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NEXTEL COMMUNICATIONS, INC.



Date:    November 22, 1996         By:/s/Thomas J. Sidman
                                   Thomas J. Sidman
                                   Vice President and General Counsel






























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                                  EXHIBIT INDEX



Exhibit No.      Exhibit Description

99.1 Amendment to Registration Agreement dated as of November 22, 1996 by and among Nextel Communications, Inc., Grupo Communicaciones San Luis. S.A. de C.V. and each of the persons listed in Schedule 1 thereto.





















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